Smith Barney

                                   ----------

                              MUNICIPAL FUND, INC.

                                                               Annual Report
                                                               December 31, 1997

---------------------------------
Smith Barney Municipal Fund, Inc.
---------------------------------

Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney Municipal Fund, Inc. for the year ended December 31, 1997. During the past twelve months, the Fund distributed income dividends totaling $0.84 per share and made a capital gain distribution of $0.06. The table below shows the annualized distribution rate and twelve-month total return based on the Fund's December 31, 1997 net asset value ("NAV") per share and its American Stock Exchange ("AMEX") closing price.

           Price                     Annualized          Twelve-Month
         Per Share               Distribution Rate*      Total Return
         ---------               ------------------      ------------
      $15.84 (NAV)                      5.38%                9.38%
      $14.875 (AMEX)                    5.73%               10.18%

In comparison, closed-end long-intermediate maturity municipal bond funds posted an average total return of 8.51% based on NAV for the same period, according to Lipper Analytical Services, Inc. (Lipper is a major fund-tracking organization.)

Investment Strategy

The Smith Barney Municipal Fund's investment objective is to provide as high a level of current income exempt from federal income taxes as is consistent with prudent investment management. We continue to follow an investment strategy that emphasizes high-quality, high coupon issues. In addition, we ladder the maturity and call structure of the Fund's portfolio in order to provide a consistent stream of income.

As a fund investing primarily in intermediate-term municipal bonds, the Fund must invest at least 80% of its total assets in municipal bonds that have remaining maturities of less than 15 years. During the reporting period, we modestly lengthened the Fund's average weighted maturity to roughly 12.7 years. (The average weighted maturity is the average life of the securities in any mutual fund portfolio made up of bonds or other debt securities.) In addition, we maintained the Fund's high credit quality orientation. As of December 31, 1997, approximately 90% of the Fund's holdings were rated investment grade with about 42% of the Fund's investments rated triple-A. (Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or have an equivalent rating by any nationally recognized statistical rating organization, or

----------
* The annualized distribution rate assumes a current monthly dividend rate of $0.071 per share for twelve months.

determined by the manager to be of equivalent quality.) A major portion of the Fund's assets were allocated among the following types of municipal bond issues as of December 31, 1997: education bonds (15.0%), hospital bonds (13.8%) and industrial development bonds (10.8%).

Municipal Bond Market Update and Outlook

Interest rates continued to decline overall during the course of the reporting period. However, the bond markets did experience volatility as investors responded to a conflicting combination of low inflation and falling unemployment. The persistent strength of the U.S. economy heightened fears among many investors that the Federal Reserve Board ("Fed") would raise short-term interest rates. The Fed last raised the federal-funds rate by 0.25% in March 1997, but has since chosen to remain on the sidelines. (The federal-funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates.) Although it did not take action, the Fed indicated a bias toward tightening monetary policy at each of its meetings in May, July, August, September and November.

Since the end of October, the dominant theme in the financial markets has been the Asian financial crisis and the extent of the impact it will have on the U.S. economy. We expect at least a modest dampening effect on growth in the first part of the year with inflation continuing to trend lower in spite of wage pressures resulting from an extremely tight labor market. We also expect the Fed to hold short-term rates steady over the near term.

In our view, all of these developments have benefited the municipal bond market. A healthy economy has enabled many municipalities to maintain, or even upgrade, their credit ratings, while a relatively low rate of inflation has delivered historically high real yields (i.e., the yield after taking into account the effects of inflation to investors).

On a more somber note, we are saddened by the loss of an outstanding physician and Director of the Fund, Dr. Francis P. Martin. His knowledge and wisdom will be missed.

Thank you for investing in the Smith Barney Municipal Fund, Inc. We look forward to continuing to help you pursue your financial goals.


Sincerely,


/s/ Heath B. McLendon                           /s/ Peter M. Coffey


Heath B. McLendon                               Peter M. Coffey
Chairman                                        Vice President

February 6, 1998

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 1997
--------------------------------------------------------------------------------


    FACE
   AMOUNT     RATING                        SECURITY                                      VALUE
===========================================================================
======================
Education -- 15.0%
$1,000,000    Aa2*    Arizona Education Loan Corp., 6.625% due 9/1/05(a)               $1,077,500
 1,000,000    AAA     Bastrop, TX Independent School District, Capital Appreciation,
                        PSFG, zero coupon due 2/15/22                                     290,000
 1,000,000    AAA     Keller, TX Independent School District,
                        PSFG, zero coupon due 8/15/16                                     390,000
                      Lago Vista, TX Independent School District,
                        Capital Appreciation, PSFG:
 1,075,000    Aaa*        Zero coupon due 8/15/15                                         440,750
 1,075,000    Aaa*        Zero coupon due 8/15/21                                         322,500
   500,000    AAA     Lake Superior Michigan State University Revenue,
                        MBIA-Insured, 5.000% due 11/15/12                                 500,625
 1,300,000    AAA     Lockhart, TX Independent School District,
                        PSFG, 5.000% due 8/1/22                                         1,274,000
 1,000,000    AAA     Maine Health & Higher Educational Facilities
                        Authority Revenue, Series B, MBIA-Insured,
                        5.000% due 7/1/13                                                 991,250
 1,000,000    AAA     Metropolitan Government Nashville & Davidson
                        County, TN MeHarry Medical College, AMBAC-Insured,
                        6.000% due 12/1/19                                              1,136,250
   500,000    AAA     Redford, MI School District, Refunding Bonds,
                        AMBAC-Insured, 5.000% due 5/1/22                                  498,125
                      Utah State School District Finance Co-op Revenue
                        Financing Pool LOC Swiss Bank (Special Mandatory
                        Redemption 8/15/98 @ 100):
   530,000    AAA         8.375% due 2/15/10                                              542,921
   470,000    AA+         8.375% mandatory tender 2/15/10                                 480,801
   500,000    AA+         8.375% mandatory tender 2/15/10                                 511,490
                      Vermont State Colleges Revenue, Capital Appreciation:
   500,000    A         Zero coupon due 7/1/12                                            234,375
   515,000    A         Zero coupon due 7/1/13                                            227,244
 1,000,000    AAA     Vincennes University Industrial University Revenue,
                        Student Fee, Series E, AMBAC-Insured,
                        5.000% due 12/1/12                                                996,250
-------------------------------------------------------------------------------------------------
                                                                                        9,914,081
-------------------------------------------------------------------------------------------------
Escrowed to Maturity(b) -- 13.6%
 1,180,000    AAA     Boston, MA Water & Sewer Community Revenue, Series A,
                        10.875% due 1/1/09, Sinking Fund Average Life 5/3/05(c)         1,640,200
   705,000    AAA     Illinois Health Facility Authority Revenue, (Methodist
                        Medical Center Project), 9.000% due 10/1/10,
                        Sinking Fund Average Life 4/1/03                                  871,556
   960,000    AAA     Jackson, TN Water and Sewer Revenue, 7.200% due 7/1/12,
                        Sinking Fund Average Life 1/25/06                               1,126,800

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1997
--------------------------------------------------------------------------------


    FACE
   AMOUNT     RATING                        SECURITY                                      VALUE
===========================================================================
======================
Escrowed to Maturity(b) -- 13.6% (continued)
$  475,000    AAA     Lake County, OH Hospital Improvement Revenue,
                        Lake County Memorial Hospital, 8.625% due 11/1/09,
                        Sinking Fund Average Life 10/31/04                             $  592,563
 1,310,000    NR      Los Angeles, CA Hollywood Presbyterian Medical Center,
                        9.625% due 7/1/13, Sinking Fund Average Life 2/28/08(c)         1,760,312
   220,000    AAA     Louisiana Public Facilities, Southern Baptist Hospital,
                        8.000% due 5/15/12, Sinking Fund Average Life 6/18/06             269,225
   275,000    Aaa*    Nacogdoches County, TX Hospital District Revenue,
                        9.000% due 5/15/04, Sinking Fund Average Life 5/30/01             321,063
   380,000    BBB     New Haven, CT GO, Refunded Balance, Series B,
                        9.000% due 12/1/01, Sinking Fund Average Life 5/26/01             445,550
   440,000    AAA     New Jersey State Turnpike Authority Revenue Refunding Bond,
                        10.375% due 1/1/03, Sinking Fund Average Life 1/6/00(c)           514,800
   740,000    AAA     Ohio State Water Development Authority Revenue,
                        Safe Water Series 2, 9.375% due 12/1/10,
                        Sinking Fund Average Life 11/26/03                                942,575
   400,000    AAA     Ringwood Borough, NJ Sewer Authority Special Obligation
                        Refunding, 9.875% due 7/1/13,
                        Sinking Fund Average Life 2/6/05                                  534,000
-------------------------------------------------------------------------------------------------
                                                                                        9,018,644
-------------------------------------------------------------------------------------------------
Finance -- 4.9%
 1,000,000    A       Pennsylvania State Finance Authority,
                        Beaver County Revenue Refunding Bonds,
                        Municipal Capital Improvement Program,
                        Series 1993, LOC Societe Generale, 6.600% due 11/1/09           1,098,750
   545,000    BB+     Tampa, FL Capital Improvement Program Revenue,
                        Series B, Den Danske Bank Royal, Trust Canada
                        and Yasuda Trust, 8.000% due 10/1/02                              556,805
   500,000    AA      Texas State Public Finance Authority, 5.000% due 10/1/12            506,250
 1,000,000    Aaa*    Orange County, CA Public Financing Authority
                        Waste Management System Revenue,
                        AMBAC-Insured, 5.750% due 2/1/11                                1,085,000
-------------------------------------------------------------------------------------------------
                                                                                        3,246,805
-------------------------------------------------------------------------------------------------
General Obligation -- 3.6%
   500,000    AAA     Anchorage, AK  GO, FGIC-Insured, 6.000% due  10/1/14                565,000
   290,000    BBB     New Haven, CT GO, Unrefunded Balance,
                        Series B, 9.000% due 12/1/01                                      321,900
                      New Orleans, LA GO, Certificates of Indebtedness:
 1,000,000    BBB-      Series A, 6.650% due 8/1/01                                     1,010,920
   500,000    BBB-      Series C, 6.650% due 8/1/01                                       505,460
-------------------------------------------------------------------------------------------------
                                                                                        2,403,280
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1997
--------------------------------------------------------------------------------


    FACE
   AMOUNT     RATING                        SECURITY                                      VALUE
===========================================================================
======================
Hospitals -- 13.8%
$  615,000    BBB     Allentown, PA Area Hospital Authority Revenue Refunding,
                        Sacred Heart Hospital, Series A, 6.200% due 11/15/03           $  654,205
   650,000    AAA     Calcasieu Parish, LA Memorial Hospital Service
                        District Revenue Refunding, Lake Charles Memorial
                        Hospital, Series A, CONNIE LEE-Insured,
                        7.500% due 12/1/05(c)                                             780,000
 1,500,000    A+      California Statewide Community Development
                        Authority Revenue, COP Refunding Hospital,
                        Triad Healthcare, 6.250% due 8/1/06                             1,621,875
 1,300,000    A-      Illinois Health Facilities Authority Revenue Friendship,
                        VLG Hospital, 6.650% due 12/1/06                                1,395,875
 1,200,000    BBB+    Klamath Falls, OR Intercommunity, Merle Hospital,
                        8.000% due 9/1/08                                               1,489,500
 1,000,000    NR      Langhorne Manor Borough, PA Higher Education
                        and Health Authority Bucks County, Lower Bucks Hospital,
                        6.750% due 7/1/02                                               1,036,250
 2,000,000    AAA     Orange County, FL Health Facilities Authority Revenue,
                        Adventist Health System/Sunbelt, FSA-Insured, FLAIRS,
                        6.340% due 11/15/07 (d)                                         2,150,000
-------------------------------------------------------------------------------------------------
                                                                                        9,127,705
-------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 6.2%
 1,100,000    Baa2*   Dallas, TX Housing Corp. Capital Program Revenue
                        Refunding, Section 8 Assisted, 7.700% due 8/1/05,
                        Sinking Fund Average Life 9/2/03                                1,159,125
 1,470,000    NR      Lynchburg, VA Redevelopment & Housing Authority,
                        Multi-Family Housing Revenue Refunding,
                        Princeton Circle Association, 6.250% due 12/1/10,
                        Sinking Fund Average Life 9/24/07                               1,525,125
   500,000    BBB+    Montgomery County, PA Redevelopment Authority,
                        Multi-Family Housing Revenue, Series A, 6.375%
                        due 7/1/12, Sinking Fund Average Life 1/29/09                     519,375
   865,000    AAA     Nevada Housing Division, Multi-Unit Housing Saratoga Palms,
                        6.250% due 10/1/16, Sinking Fund Average Life 8/8/12(a)           921,225
-------------------------------------------------------------------------------------------------
                                                                                        4,124,850
-------------------------------------------------------------------------------------------------
Housing: Single-Family -- 5.4%
   245,000    A1*     Ford County, KS Single-Family Mortgage Revenue
                        Refunding, Series A, FHA-Insured, 7.900% due 8/1/10               265,825
   505,000    AAA     Juneau City and Borough, AK Home Mortgage
                        Revenue Refunding, Mortgage Backed Securities
                        Program, FNMA-Collateralized, FHA-Insured,
                        8.000% due 2/1/09                                                 546,031

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1997
--------------------------------------------------------------------------------


    FACE
   AMOUNT     RATING                        SECURITY                                      VALUE
===========================================================================
======================
Housing: Single-Family -- 5.4% (continued)
$  500,000    A-++    Lees Summit, MO Individual Development Authority
                        Health Facilities, Refunding and Improvement Revenue,
                        (John Knox Village Project), 7.125% due 8/15/12,
                        Sinking Fund Average Life 8/15/05                              $  536,875
   145,000    Aa2*    Montgomery County, MD Housing Opportunities Commission
                        Mortgage Revenue, Series A, 7.200% due 7/1/04                     153,338
 1,000,000    AAA     Pima County, AZ Individual Development Authority,
                        Single-Family Mortgage Revenue, Series A, GNMA/FNMA-
                        Collateralized, step bond to yield 6.250% due 11/1/29(a)        1,061,250
   960,000    AAA     Utah State Housing Finance Agency, Single-Family
                        Mortgage Revenue, Series C-2, 6.000% due 7/1/17(a)              1,008,000
-------------------------------------------------------------------------------------------------
                                                                                        3,571,319
-------------------------------------------------------------------------------------------------
Industrial Development -- 10.8%
   500,000    A2*     Alaska Industrial Development & Export Authority
                        Revenue, 6.100% due 4/1/06(a)                                     545,000
   535,000    BB-     Bourbonnais, IL Industrial Development Revenue Refunding,
                        (K-Mart Corp. Project), 6.600% due 10/1/06                        566,431
 1,500,000    AA      Des Moines, IA Industrial Development Refunding
                        Revenue Bonds, (The Printer Project 1992),
                        LOC Norwest Bank, 6.375% due 9/1/09                             1,563,750
 1,500,000    Baa1*   Dickinson County, MI Economic Development Corp.,
                        Solid Waste Disposal Refunding Revenue,
                        Champion International, 6.550% due 3/1/07                       1,599,375
 1,000,000    AA-     LaCrosse, WI Resource Recovery Revenue,
                        (Northern States Power Co. Project),
                        6.000% due 11/1/21(a)                                           1,117,500
   600,000    NR      Sussex County, DE Economic Development
                        Refunding Revenue Bonds, (Rehoboth Mall Project),
                        Series 1992, 7.250% due 10/15/12                                  639,000
 1,000,000    BBB+    Toole County, UT Hazardous Waste Disposal
                        Revenue, Laidlaw Incineration, Series A,
                        6.750% due 8/1/10(a)                                            1,101,250
-------------------------------------------------------------------------------------------------
                                                                                        7,132,306
-------------------------------------------------------------------------------------------------
Miscellaneous -- 4.3%
 1,000,000    BBB-    Clarksville, TN Natural Gas Acquisition Corp. Gas Revenue,
                        Series A, 7.500% due 11/1/04                                    1,061,250
 1,000,000    A       Illinois Development Finance Authority Revenue,
                        City of East St. Louis, 6.875% due 11/15/05,
                        Sinking Fund Average Life 11/15/00                              1,108,750
   645,000    Baa1*   Indianapolis, IN Economic Development Refunding
                        and Improvement Revenue, National Benevolen
                        Association, (Robin Run Village Project),
                        6.900% due 10/1/04                                                708,694
-------------------------------------------------------------------------------------------------
                                                                                        2,878,694
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1997
--------------------------------------------------------------------------------


    FACE
   AMOUNT     RATING                        SECURITY                                      VALUE
===========================================================================
======================
Pollution Control -- 4.1%
$1,000,000    Aa3*    Brazos River, TX Navigation Harbor District,
                        Brazonia County, PCR, (BASF Corp. Project)
                        6.750% due 2/1/10                                             $ 1,200,000
   665,000    A       Broward County, FL Resource Recovery PCR,
                        North Project, 7.950% due 12/1/08                                 724,850
   750,000    A-      Port Umpqua, OR Pollution Control, (International
                        Paper Co. Projects), Industrial Revenue, Series B,
                        5.200% due 6/1/11                                                 761,250
-------------------------------------------------------------------------------------------------
                                                                                        2,686,100
-------------------------------------------------------------------------------------------------
Pre-Refunded(e) -- 1.7%
   570,000    Aaa*    Philadelphia, PA Hospital Revenue (United Hospitals Inc.
                        Project), 10.875% due 7/1/08, (Call 7/1/05 @ 100),
                        Sinking Fund Average Life 6/1/02(c)                               743,138
   300,000    AAA     San Leandro, CA Redevelopment Agency Residential Mortgage
                        Revenue, 11.250% due 4/1/13, (Call 10/1/04 @ 100),
                        Sinking Fund Average Life 4/13/04(c)                              400,125
-------------------------------------------------------------------------------------------------
                                                                                        1,143,263
-------------------------------------------------------------------------------------------------
Public Facilities -- 5.9%
   500,000    A       Dallas, TX Civic Center Convention Complex Revenue,
                        6.100% due 1/1/08, Sinking Fund Average Life 7/31/03              500,470
 1,000,000    A-      Dekalb County, IN Redevelopment Authority Revenue,
                        (Mini-Mill LOC Public Improvement Project),
                        Series A, 6.250% due 1/15/08                                    1,096,250
 1,364,000    AAA     Franklin County, OH Convention Facility Authority
                        MBIA-Insured, 5.000% due 12/1/11                                1,382,755
   500,000    AAA     Honolulu Hawaii City & County, Tax & Lease Revenue,
                        Series B, FGIC-Insured, 5.500% due 11/1/10                        538,125
 2,000,000    AAA     Southeast, WI Professional Baseball Park District,
                        Sales Tax Revenue, MBIA-Insured,
                        zero coupon due 12/15/29                                          375,000
-------------------------------------------------------------------------------------------------
                                                                                        3,892,600
-------------------------------------------------------------------------------------------------
Public Power Supply -- 2.2%
 1,500,000    Aa1*    Washington State Public Power Supply Systems Revenue,
                        (Nuclear Project No. 2), Series A, 5.000% due 7/1/12            1,479,375
-------------------------------------------------------------------------------------------------
Short-Term(f) -- 0.3%
   200,000    VMIG 1* Saint Lucie County, FL PCR, (Florida Power &
                        Lighting Co. Project), 3.600% due 3/1/27                          200,000
-------------------------------------------------------------------------------------------------
Transportation -- 1.8%
   500,000    BBB-    Raleigh-Durham, NC Airport Authority Special Facilities
                        Revenue, (American Airlines Inc. Project),
                        9.400% due 11/1/00                                                563,750

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1997
--------------------------------------------------------------------------------


    FACE
   AMOUNT     RATING                        SECURITY                                      VALUE
===========================================================================
======================
Transportation -- 1.8% (continued)
$  595,000    NR      Sanford, FL Airport Authority Industrial Development
                        Revenue, (Central Florida Terminals Project),
                        Series B, 7.500% due 5/1/06(a)                                $   653,013
-------------------------------------------------------------------------------------------------
                                                                                        1,216,763
-------------------------------------------------------------------------------------------------
Utilities -- 1.9%
 1,250,000    BB      Union City, NJ Utility Authority Solid Waste Revenue,
                        Series A, 6.850% due 6/15/02(a)(c)                              1,257,812
-------------------------------------------------------------------------------------------------
Water & Sewer -- 4.5%
 1,000,000    AAA     Maricopa County, AZ Industrial Development Authority
                        Water System Revenue, Chaparral Water Co.,
                        Series A, AMBAC-Insured, 5.200% due 12/1/11(a)                  1,016,250
 1,000,000    AAA     Massachusetts State Water Resource Authority,
                        Series D, MBIA-Insured, 5.000% due 8/1/24                         972,500
 1,000,000    AAA     North Wales, PA Water Authority, FGIC-Insured,
                        5.000% due 11/1/22                                                985,000
-------------------------------------------------------------------------------------------------
                                                                                        2,973,750
-------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $62,753,054**)                                         $66,267,347
===========================================================================
======================

(a) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(b) Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(c)   Security segregated by custodian for open purchase commitment.
(d) Inverse floating rate security-coupon varies inversely with level of short-term tax-exempt interest rates.
(e) Bonds are escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(f) Variable rate obligation payable at par on demand at any time on no more than seven day notice.
++    Fitch Investor Services, Inc.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 9 and 10 for definition of ratings and certain security descriptions.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those which are identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's") and those identified by a double dagger (++) are rated by Fitch Investor Services, Inc. ("Fitch"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA     -- Debt rated "AAA" has the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.

AA      -- Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in small degree.

A       -- Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB     -- Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB      -- Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     -- Bonds that are rated "Aaa" are judged to be of the best quality.
           They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa      -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A       -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
           Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa     -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba      -- Bonds that are rated "Ba" are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

--------------------------------------------------------------------------------
Bond Ratings (continued)
--------------------------------------------------------------------------------

Fitch -- Ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major ratings categories.

A      -- Bonds which are rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.

NR     -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

--------------------------------------------------------------------------------
Short-Term Securities Ratings
--------------------------------------------------------------------------------

VMIG 1 -- Moody's highest rating for issues having a demand feature--VRDO.

--------------------------------------------------------------------------------
Security Descriptions
--------------------------------------------------------------------------------

AMBAC      -- AMBAC Indemnity Corporation
CGIC       -- Capital Guaranty Insurance Company
CONNIE LEE -- College Construction Loan Insurance Association
COP        -- Certificate of Participation
FGIC       -- Financial Guaranty Insurance Company
FHA        -- Federal Housing Administration
FLAIRS     -- Floating Adjustable Interest Rate Securities
FNMA       -- Federal National Mortgage Association
FSA        -- Financial Security Assurance
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
IDA        -- Industrial Development Agency
IDR        -- Industrial Development Revenue
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors Assurance Corporation
NBA        -- National Benevolent Association
PCR        -- Pollution Control Revenue
PSFG       -- Permanent School Fund Guaranty
RIBS       -- Residual Interest Bonds

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $62,753,054)                     $ 66,267,347
   Cash                                                                 276,569
   Interest receivable                                                1,100,257
   Receivable for securities sold                                        65,000
--------------------------------------------------------------------------------
   Total Assets                                                      67,709,173
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                   3,795,493
   Dividends payable                                                    155,188
   Management fees payable                                               36,496
   Accrued expenses                                                      43,764
--------------------------------------------------------------------------------
   Total Liabilities                                                  4,030,941
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 63,678,232
===========================================================================
=====
NET ASSETS:
   Par value of capital shares                                     $      4,021
   Capital paid in excess of par value                               60,162,924
   Overdistributed net investment income                                 (2,350)
   Overdistributed net realized gains                                      (656)
   Net unrealized appreciation of investments                         3,514,293
--------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $15.84 a share on 4,021,162 shares of
    $0.001 par value outstanding; 100,000,000 shares authorized)   $ 63,678,232
===========================================================================
=====

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement Operations                        For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                          $ 3,853,823
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 3)                                              436,257
   Shareholder and system servicing fees                                  35,705
   Shareholder communications                                             30,972
   Audit and legal                                                        12,004
   Pricing service fees                                                    8,510
   Director's fees                                                         3,509
   Custody                                                                 2,510
   Registration fees                                                       2,101
   Other                                                                   1,135
--------------------------------------------------------------------------------
   Total Expenses                                                        532,703
--------------------------------------------------------------------------------
Net Investment Income                                                  3,321,120
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 4):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                              35,864,516
     Cost of securities sold                                          35,121,223
--------------------------------------------------------------------------------
   Net Realized Gain                                                     743,293
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of Year                                                 2,233,131
     End of Year                                                       3,514,293
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                             1,281,162
--------------------------------------------------------------------------------
Net Gain on Investments                                                2,024,455
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $ 5,345,575
===========================================================================
=====

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets               For the Year Ended December 31,
--------------------------------------------------------------------------------

                                                        1997           1996
===========================================================================
=====
OPERATIONS:
  Net investment income                            $  3,321,120    $  3,365,406
  Net realized gain                                     743,293          21,389
  Increase (decrease) in net unrealized
    appreciation                                      1,281,162      (1,289,439)
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations              5,345,575       2,097,356
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income                              (3,398,185)     (3,426,030)
  In excess of net investment income                    (29,719)             --
  Net realized gains                                   (251,463)             --
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                    (3,679,367)     (3,426,030)
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                     1,666,208      (1,328,674)

NET ASSETS:
  Beginning of year                                  62,012,024      63,340,698
--------------------------------------------------------------------------------
  End of year*                                     $ 63,678,232    $ 62,012,024
===========================================================================
=====
* Includes undistributed (overdistributed)
  net investment income of:                            $ (2,350)       $ 74,715
===========================================================================
=====

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

      1. SIGNIFICANT ACCOUNTING POLICIES

      The Smith Barney Municipal Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributions net investment income and overdistributed net realized gains amounting to $27,849 and $1,870, respectively, was reclassified to paid in capital. Net investment income, net realized gains and net assets were not affected by this change; and
(i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

      2. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

      3. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

      Mutual Management Corp. ("MMC"), formerly Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc., acts as investment manager to the Fund. As compensation for its services, the Fund pays MMC a fee calculated at the annual rate of 0.70% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Smith Barney
Inc.

      4. INVESTMENTS

      For the year ended December 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

===========================================================================
=====
Purchases                                                            $39,208,493
--------------------------------------------------------------------------------
Sales                                                                 35,864,516
===========================================================================
=====

      At December 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===========================================================================
=====
Gross unrealized appreciation                                       $ 3,633,577
Gross unrealized depreciation                                          (119,284)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $ 3,514,293
===========================================================================
=====

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

      5. FUTURES CONTRACTS

      Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At December 31, 1997, there were no open futures contracts.

      6. OPTIONS CONTRACTS

      Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

      At December 31, 1997, there were no open purchased call or put options contracts.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

      When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

      The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

      At December 31, 1997, the Fund had no open written options contracts.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year:

                                             1997        1996        1995        1994        1993
===========================================================================
========================
Net Asset Value, Beginning of Year         $  15.42    $  15.75    $  14.30    $  15.85    $  14.81
---------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.83        0.84        0.83        0.84        0.84
  Net realized and unrealized gain (loss)      0.50       (0.32)       1.47       (1.54)       1.00
---------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            1.33        0.52        2.30       (0.70)       1.84
---------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.84)      (0.85)      (0.85)      (0.85)      (0.80)
  In excess of net
    investment income                         (0.01)         --          --          --          --
  Net realized gains                          (0.06)         --          --          --          --
---------------------------------------------------------------------------------------------------
Total Distributions                           (0.91)      (0.85)      (0.85)      (0.85)      (0.80)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $  15.84    $  15.42    $  15.75    $  14.30    $  15.85
---------------------------------------------------------------------------------------------------
Total Return, Based on Market Value           10.18%      11.02%      15.83%     (12.96)%     14.30%
---------------------------------------------------------------------------------------------------
Total Return, Based on Net Asset Value         9.38%       3.96%      17.11%      (4.09)%     12.82%
---------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $ 63,678    $ 62,012    $ 63,341    $ 57,508    $ 63,724
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     0.85%       0.90%       0.86%       0.86%       0.85%
  Net investment income                        5.31        5.45        5.48        5.59        5.42
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          58%         30%         21%         35%         23%
---------------------------------------------------------------------------------------------------
Market Price, End of Year                  $ 14.875    $ 14.375    $ 13.750    $ 12.625    $ 15.375
===========================================================================
========================

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

      For Federal tax purposes, the Fund hereby designated for the fiscal year ended December 31, 1997:

      o 100% of the dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes.

      o The Taxpayer Relief Act of 1997 enacted differing rates of tax on various long-term capital gain transactions. As a result, the Fund designates:

            o Total long-term capital gain distributions paid of $251,463 are considered "20 percent rate gains".

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of the Smith Barney Municipal Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Municipal Fund, Inc. as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Municipal Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                    /s/ KPMG Peat Marwick LLP


New York, New York
February 10, 1998

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year:

                   AMEX           Net Asset        Dividends      Reinvestment
Year          Closing Price*       Value*            Paid             Price
===========================================================================
=====
  1996
January          $14.75            $15.72           $0.071           $14.55
February          14.63             15.57            0.071            14.59
March             14.38             15.35            0.071            14.46
April             14.25             15.24            0.071            14.13
May               14.25             15.18            0.071            14.24
June              13.88             15.22            0.071            13.82
July              13.75             15.25            0.071            13.76
August            14.00             15.19            0.071            14.02
September         14.25             15.30            0.071            14.32
October           13.75             15.37            0.071            13.89
November          14.50             15.53            0.071            14.51
December          14.38             15.42            0.071            14.38

  1997
January           14.25             15.39            0.071            14.18
February          14.25             15.46            0.071            14.25
March             14.13             15.22            0.071            14.22
April             14.25             15.28            0.071            14.22
May               14.13             15.40            0.071            14.17
June              14.75             15.47            0.071            14.88
July              15.00             15.78            0.071            14.78
August            14.50             15.58            0.071            14.65
September         14.75             15.71            0.071            14.70
October           14.44             15.71            0.071            14.43
November          14.56             15.74            0.071            14.78
December          14.88             15.84            0.071            14.96
December+         14.88             15.84            0.063            15.09
===========================================================================
=====
* On the last business day of the month.
+ Capital gain distribution.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

      On April 25, 1997, the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

      1. To vote on the election of Joseph H. Fleiss and Heath B. McLendon as Directors; and

      2. To approve or disapprove the selection of KPMG Peat Marwick LLP as the independent auditors for the current fiscal year of the Fund.

      The results of the vote on Proposal 1 were as follows:

                                              % of         Votes        % of
Directors*                    Votes For   Shares Voted    Against   Shares Voted
===========================================================================
=====
Joseph H. Fleiss              3,637,015       98.94%       38,848       1.06%
Heath B. McLendon             3,638,415       98.98        37,448       1.02
===========================================================================
=====

     The results of the vote on Proposal 2 were as follows:

                  % of          Votes        % of         Votes        % of
Votes For     Shares Voted     Against   Shares Voted   Abstained  Shares Voted
===========================================================================
=====
3,641,760        99.08%         6,392        0.17%       27,711        0.75%
===========================================================================
=====

* The following Directors, representing the balance of the Board of Directors, continue to serve: Donald R. Foley, Paul Hardin, Roderick C. Rasmussen and John P. Toolan. C. Richard Youngdahl will continue to serve as a Director Emeritus. In addition, as of January 1, 1998, Joseph H. Fleiss became a Director Emeritus.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

      Pursuant to the Fund's Dividend Reinvestment Plan ("Plan"), all distributions are automatically reinvested by First Data Investor Services Group, Inc. as plan agent ("Plan Agent"), in additional shares of its Common Stock ("Common Shares") as provided below unless a shareholder elects to receive cash.

      Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") are reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee. Investors who own Common Shares registered in street name should consult their broker-dealer for details. All distributions to shareholders who do not participate in the Plan are paid by check mailed directly to the record holder by First Data Investor Services Group, Inc., as dividend disbursing agent.

      If the Fund declares a distribution payable either in Common Shares or in cash, nonparticipants in the Plan receive cash, and Plan participants receive the equivalent in Common Shares valued in the following manner: whenever the market price is equal to or exceeds the net asset value per share at the time Common Shares are valued for the purpose of determining the number of Common Shares equivalent to the cash distribution, participants are issued Common Shares valued at the greater of (1) the net asset value most recently determined or (2) 95% of the then current market price of the Common Shares.

      If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, or if the Fund declares a distribution payable only in cash, the Plan Agent buys Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. If, following the commencement of purchases and before the Plan Agent has completed its purchases the market price exceeds the net asset value of the Common Shares, the Plan Agent is permitted to cease purchasing shares on the open market and the Fund may issue the remaining share at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of price paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. The Plan Agent applies all cash received as a distribution to purchase Common Shares on the open market as soon as practicable after the record date of the

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

distribution, but in no event later than 30 days after such date, except when necessary to comply with applicable provisions of the Federal securities laws.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent which must be received at least ten business days prior to the distribution record date to become effective for that distribution. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the Plan Agent or participant. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Fund shares credited to his or her account under the Plan are issued and a cash payment is made for any fraction of a Fund share credited to such account.

      The automatic reinvestment of distributions does not relieve participants to any Federal income tax that may be payable on such distributions.

      The Fund does not charge participants for reinvesting distributions. Any Plan Agent's fees for the handling of reinvestment of distributions under the Plan are paid by the Fund. There are no brokerage charges with respect to Common Shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions.

      Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the distribution. The Plan also may be terminated by the Fund or the Plan Agent by at least 30 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at First Data Investor Services Group, Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030.

                      (This page intentionally left blank.)

Smith Barney

----------

MUNICIPAL FUND, INC.

DIRECTORS

Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan
Joseph H. Fleiss, Emeritus
C. Richard Youngdahl, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


INVESTMENT MANAGER

Mutual Management Corp.

CUSTODIAN

PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT

First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, MA 02266-8030

This report is submitted for the general information of the shareholders of Smith Barney Municipal Fund, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SMITH BARNEY
MUNICIPAL FUND, INC.
388 Greenwich Street
New York, New York 10013

FD2253  2/98